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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                     001-33088                22-2956711
          ----------                    -----------          -------------------
(State Or Other Jurisdiction Of         (Commission             (IRS Employer
        Incorporation)                  File Number)         Identification No.)


                    224-S Pegasus Avenue, Northvale, NJ 07647
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 784-8168
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS.

SYMPOSIUM ON "THE SCIENCE OF ELECTROCEUTICALS(TM)"
--------------------------------------------------

         Ivivi Technologies, Inc. (the "Company") sponsored a symposium (the "Symposium") on "The Science of Electroceuticals," which was held on December 19, 2006 at The Corporate Auditorium in the McGraw-Hill Building, 1221 Avenue of the Americas, New York, New York. The Symposium provided a forum for physicians, researchers and scientists to share their knowledge of, and experience with, pulsed electromagnetic field ("PEMF") technology. The keynote speakers at the Symposium were Arthur A. Pilla, Ph.D., Louis J. Ignarro, Ph.D, Berish Strauch, M.D., Diana Casper, Ph.D. and Michael Shen, M.D.

         Dr. Arthur A. Pilla, a Professor in the Department of Biomedical Engineering of Columbia University and Professor Emeritus of Orthopedic Research in the Department of Orthopedics of Mount Sinai School of Medicine, described the state of the science of PEMF technology. Dr. Pilla is the inventor of the first bone-growth electromagnetic stimulator device cleared by the U.S. Food and Drug Administration and discussed the evolution of PEMF technology. Dr. Pilla currently serves as a consultant to the Company and the Chairman of the Company's Scientific Advisory Board.

         Dr. Louis J. Ignarro, a Professor of Pharmacology at the UCLA School of Medicine and recipient of the 1998 Nobel Prize in Physiology and Medicine, provided an overview of nitric oxide as a signaling molecule in the cardiovascular system, including certain discoveries related to nitric oxide, the properties and functions of nitric oxide, the physiologic roles of nitric oxide and the production of nitric oxide in the body. Dr. Ignarro currently serves as a director of the Company.

         Dr. Berish Strauch, Chairman of the Department of Plastic Surgery at Montefiore Medical Center, provided an overview of angiogenesis (the regeneration of new blood vessels) and wound healing factors using PEMF, and the clinical application of PEMF. Dr. Strauch currently serves as a consultant to the Company and a member of the Company's Medical Advisory Board.

         Dr. Diana Casper, a researcher affiliated with Montefiore Medical Center's Department of Neurosurgery, described her research relating to the relationship among PEMF signals, inflammation and dopaminergic neurons.

         Dr. Michael Shen, a cardiologist affiliated with the Cleveland Clinic Florida, a not-for-profit multispecialty medical group practice, discussed a randomized, double-blind, placebo-controlled prospective trial relating to the use of PEMF for ischemic cardiomyopathy (a heart condition resulting from decreased blood flow to the heart) therapy.

         The Company provided a live audio webcast of the Symposium, the replay of which is available at http://www.wsw.com/webcast/ii/ or http://www.ivivitechnologies.com. In addition, the Company intends to make the slides presented at the program available on the webcast.


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TERMINATION OF REVENUE SHARING AGREEMENT
----------------------------------------

         On December 22, 2006, the Audit Committee of the Board of Directors of the Company (the "Audit Committee") approved the termination (the "Termination") of the Revenue Sharing Agreement (the "Revenue Sharing Agreement"), dated August 28, 2006, between the Company and Ajax Capital LLC ("Ajax"), an investment fund wholly-owned by Steven M. Gluckstern, the Chairman of the Board of Directors of the Company, effective as of December 22, 2006 (the "Termination Date"). Pursuant to the Revenue Sharing Agreement, as in effect prior to the Termination, the Company (i) agreed to use its commercially reasonable efforts to rent to third parties all 15 units of the Roma(3) and five units of the SofPulse M-10 purchased by Ajax for an aggregate purchase price of $290,000 on the date of the Revenue Sharing Agreement, and (ii) granted Ajax the right to receive a portion of the revenues in respect of such rentals and in respect of sales of applicators for use in connection with the Roma(3) units rented to third parties during the term of the Revenue Sharing Agreement. The term of the Revenue Sharing Agreement, as in effect prior to the Termination, was to expire on August 28, 2011. In connection with the Termination, Ajax transferred to the Company all of its right, title and interest in and to the units of the Roma(3) and the SofPulse M-10 purchased by Ajax on the date of the Revenue Sharing Agreement, and the Company paid Ajax an aggregate of $296,136 in cash. As a result of the Termination, the Company is entitled to all revenues generated by the rental and sale of such units and the related applicators from and after the Termination Date.

Forward Looking Statements
--------------------------

         This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Registration Statement on Form SB-2 (File No. 333-122768) filed with the Securities and Exchange Commission.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IVIVI TECHNOLOGIES, INC.


                                           By: /s/ Andre' DiMino
                                               ---------------------------------
                                               Name: Andre' DiMino
                                               Title: Co-Chief Executive Officer


Date: December 26, 2006